UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 8, 2013

AMERICAN CAMPUS COMMUNITIES, INC.

AMERICAN CAMPUS COMMUNITIES OPERATING PARTNERSHIP LP

(Exact name of Registrant as specified in its Charter)

Maryland Maryland	001-32265 333-181102-01	76-0753089 56-2473181
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

12700 Hill County Blvd., Suite T-200, Austin, Texas 78738

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (512) 732-1000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 8, 2013, American Campus Communities Inc., a Maryland corporation (the “Company”), American Campus Communities Operating Partnership LP, a Maryland limited partnership (the “Operating Partnership”), and American Campus Communities Holdings LLC, a Maryland limited liability company, entered into four separate Equity Distribution Agreements (collectively, the “Agreements”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC and KeyBanc Capital Markets Inc., as sales agents and/or principals (collectively, the “Agents”) pursuant to which the Company created an at-the-market equity program under which it may sell its common stock with an aggregate offering price of up to $500 million (the “Shares”) from time to time through the Agents. Under the Agreements, each of the Agents will be entitled to a commission that will not exceed, but may be lower than, 2% of the gross offering proceeds of any Shares sold through it.

Sales of the Shares, if any, under the Agreements may be made in transactions that are deemed to be “at-the-market” offerings as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made by means of ordinary brokers’ transactions, including on the New York Stock Exchange, at market prices or as otherwise agreed with the Agents. The Company has no obligation to sell any of the Shares, and may at any time suspend offers under the Agreements or terminate the Agreements.

The Shares will be issued pursuant to a prospectus supplement dated March 8, 2013 to the prospectus included in the Company’s and the Operating Partnership’s automatic shelf registration statement on Form S-3 (File Nos. 333-181102 and 333-181102-01) dated May 2, 2012. This Report shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration of qualification under the securities laws of any such state.

The Agreements are filed as Exhibits 1.1, 1.2, 1.3 and 1.4 to this Report. The description of the Agreements does not purport to be complete and is qualified in its entirety by reference to the Agreements filed herewith as exhibits to this Report.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Title

1.1	Form of Equity Distribution Agreement, dated March 8, 2013, between American Campus Communities, Inc., American Campus Communities Operating Partnership LP and American Campus Communities Holdings LLC, on one hand, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, on the other hand

1.2	Form of Equity Distribution Agreement, dated March 8, 2013, between American Campus Communities, Inc., American Campus Communities Operating Partnership LP and American Campus Communities Holdings LLC, on one hand, and Deutsche Bank Securities Inc., on the other hand

1.3	Form of Equity Distribution Agreement, dated March 8, 2013, between American Campus Communities, Inc., American Campus Communities Operating Partnership LP and American Campus Communities Holdings LLC, on one hand, and J.P. Morgan Securities LLC, on the other hand

1.4	Form of Equity Distribution Agreement, dated March 8, 2013, between American Campus Communities, Inc., American Campus Communities Operating Partnership LP and American Campus Communities Holdings LLC, on one hand, and KeyBanc Capital Markets Inc., on the other hand

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2013	AMERICAN CAMPUS COMMUNITIES, INC.

	By:	/s/ Jonathan A. Graf
Jonathan A. Graf
Executive Vice President, Chief Financial Officer, Secretary and Treasurer

AMERICAN CAMPUS COMMUNITIES OPERATING PARTNERSHIP LP

	By:	American Campus Communities Holdings LLC, its general partner

		By:	American Campus Communities, Inc., its sole member

			By:	/s/ Jonathan A. Graf
Jonathan A. Graf
Executive Vice President, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit Number	Title

1.1	Form of Equity Distribution Agreement, dated March 8, 2013, between American Campus Communities, Inc., American Campus Communities Operating Partnership LP and American Campus Communities Holdings LLC, on one hand, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, on the other hand

1.2	Form of Equity Distribution Agreement, dated March 8, 2013, between American Campus Communities, Inc., American Campus Communities Operating Partnership LP and American Campus Communities Holdings LLC, on one hand, and Deutsche Bank Securities Inc., on the other hand

1.3	Form of Equity Distribution Agreement, dated March 8, 2013, between American Campus Communities, Inc., American Campus Communities Operating Partnership LP and American Campus Communities Holdings LLC, on one hand, and J.P. Morgan Securities LLC, on the other hand

1.4	Form of Equity Distribution Agreement, dated March 8, 2013, between American Campus Communities, Inc., American Campus Communities Operating Partnership LP and American Campus Communities Holdings LLC, on one hand, and KeyBanc Capital Markets Inc., on the other hand